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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 10, 2003


                         DEUTSCHE ALT-A SECURITIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                  333-100676                35-2184183
------------------------------     --------------         --------------------
 (STATE OR OTHER JURISDICTION       (COMMISSION             (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)           IDENTIFICATION NO.)

60 Wall Street
New York, NY                                             10005
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    (ADDRESS OF PRINCIPAL                             (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 250-7010


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                                       -2-


Item 5.  OTHER EVENTS.

Description of the Mortgage Pool

                  On or about October 31, 2003, the Registrant will cause the issuance and sale of approximately $250,000,000 initial principal amount of Deutsche Alt-A Securities, Inc. Alternative Loan Trust Series 2003-3 Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of October 1, 2003, between the Registrant as depositor, Wells Fargo Bank Minnesota, National Association as master servicer, and HSBC Mortgage Corporation (USA), as trustee.

                  Collateral Term Sheet

                  Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials ("Collateral Term Sheet") in written form, which are in the nature of data tables.

                  The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.





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                                       -3-

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  (a) FINANCIAL STATEMENTS.

                           Not applicable.

                  (b) PRO FORMA FINANCIAL INFORMATION.

                           Not applicable.

                  (c)      EXHIBITS



                       ITEM 601(a) OF
                       REGULATION S-K
      EXHIBIT NO.       EXHIBIT NO.          DESCRIPTION
      -----------       -----------          -----------
           1                99.1             Collateral Term Sheets (as defined
                                             in Item 5) that have been provided
                                             by the Underwriter to certain
                                             prospective purchasers of Deutsche
                                             ALT-A Securities, Inc. Alternative
                                             Loan Trust, Series 2003-3. The
                                             Preliminary Structural and
                                             Collateral Term Sheet has been
                                             filed on paper pursuant to a
                                             continuing hardship exemption from
                                             certain electronic requirements.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 10, 2003


                                          DEUTSCHE ALT-A SECURITIES, INC.


                                          By: /s/ Steve Katz
                                             ---------------------------------
                                          Name: Steve Katz
                                          Title:   Vice President


                                          By: /s/ Eric Londa
                                             ---------------------------------
                                          Name:   Eric Londa
                                          Title:  Vice President



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                                       -5-

                                  EXHIBIT INDEX



                      Item 601(a) of   Sequentially
                      Regulation S-K   Numbered
Exhibit Number        Exhibit No.      Description                        Page
--------------        -----------      -----------                        ----
1                     99.1             Collateral Term Sheets. The          6
                                       preliminary Structural and
                                       Collateral Term Sheet has been
                                       filed on paper pursuant to a
                                       continuing hardship exemption from
                                       certain electronic requirements.



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                                    EXHIBIT 1